STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 31,471,184	$ 23,221,598
Interest and dividends	1,743,849	1,808,702
Net investment income	33,215,033	25,030,300
Contributions:
Participant contributions	9,693,987	9,529,715
Employer contributions	3,069,397	2,803,192
Total contributions	12,763,384	12,332,907
Interest income on notes receivable from participants	185,999	149,965
DEDUCTIONS:
Benefits paid to participants	15,618,657	14,314,326
Administrative expenses	354,586	330,293
Total deductions	15,973,243	14,644,619
INCREASE IN NET ASSETS	30,191,173	22,868,553
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	201,146,082	178,277,529
End of year	$ 231,337,255	$ 201,146,082